SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report June 14, 2002

Commission File Number 000-27261

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)		93-0549963 (I.R.S. Employer Identification Number)
6060 South Willow Drive, Greenwood Village, CO (Address of principal executive offices)		80111-5142 (Zip Code)
(303) 771-0900 (Registrant's telephone number, including area code)

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Form 8-K

Item 4. Changes in Registrant's Certifying Accountant.

     On June 12, 2002, CH2M HILL Companies, Ltd. ("CH2M HILL") decided to terminate Arthur Andersen LLP ("Andersen") as CH2M HILL's independent public accountants and to engage the services of KPMG LLP ("KPMG") to serve as our independent public accountants for the fiscal year ending December 31, 2002. The decision to change our independent public accountants and to engage KPMG was made by the Audit Subcommittee of the Finance and Audit Committee of the CH2M HILL's Board of Directors. The change will become effective immediately.

     Andersen's reports on CH2M HILL's consolidated financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion, or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and 2001 and the interim period prior to the termination, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report for such years. During this same period there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     CH2M HILL provided Andersen with a copy of this disclosure. A letter from Andersen, dated June 12, 2002, stating that it agrees with the foregoing disclosure is attached as Exhibit 16.1.

     During its two most recent fiscal years and during the subsequent interim period, CH2M HILL did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit
          Number           Description
___________________________________________________________
          16.1            Letter of Arthur Andersen LLP regarding change in
                           certifying accountant.

Item 9. Regulation FD Disclosure.

COMPANY RELEASE

On June 12, 2002, CH2M HILL decided to terminate Andersen as CH2M HILL's independent public accountants and to engage the services of KPMG to serve as our independent public accountants for the fiscal year ending December 31, 2002. The decision to change our independent public accountants and to engage KPMG was made by the Audit Subcommittee of the Finance and Audit Committee of the CH2M HILL's Board of Directors and will become effective immediately.

     KPMG recently hired or admitted as partners a number of former senior managers and partners from Andersen's Denver and Portland offices. Andersen through its Denver and Portland offices has been providing auditing services to CH2M HILL since 1972. CH2M HILL anticipates that, together with existing KPMG partners and managers, some of the senior managers and partners who had provided services to CH2M HILL at Andersen will be part of the KPMG team serving CH2M HILL. KPMG served as an auditor for one of our subsidiaries, Industrial Design Corporation, between 1984 and 1999.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.
Date: June 14, 2002	By: /s/ Samuel H. Iapalucci Samuel H. Iapalucci
Its: Executive Vice President and Chief Financial Officer